                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          OCTOBER 25, 2004
                                                --------------------------------

                                W. R. GRACE & CO.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-13953                               65-0773649
--------------------------------------------------------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

             7500 GRACE DRIVE
            COLUMBIA, MARYLAND                                     21044
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)

                                 (410) 531-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 8.01         Other Events.
                  ------------

         In order to preserve the future tax benefits related to its significant
U.S. federal net operating losses ("NOLs"), on October 20, 2004, Grace filed a motion with the Delaware Bankruptcy Court seeking a court order to impose notice requirements and potential restrictions on stock acquisitions by those persons or entities that (i) currently own 4.75% or more of Grace common stock or (ii)
seek to acquire 4.75% or more of Grace common stock. The notice requirements would also apply to those persons or entities owning 4.75% or more of Grace common stock that seek to sell any such stock. On October 25, 2004 the Delaware
Bankruptcy Court issued an interim order granting Grace's motion.

         Pursuant to the order, Grace would have the right to object in
Bankruptcy Court to such persons' or entities' acquisition of Grace common stock if such acquisition would pose a material risk of adversely affecting Grace's ability to utilize its NOLs. Under U.S. tax rules, NOLs are subject to potentially severe limitations in the event of ownership changes triggering a change in control (as defined under the Internal Revenue Code).

         Parties in interest that oppose the interim order must file objections with the Bankruptcy Court and serve such objections on Grace's counsel on or before November 10, 2004. Any such objections will be heard by the Bankruptcy
Court at Grace's November 15, 2004 omnibus hearing. A copy of the interim order is attached hereto as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                     W. R. GRACE & CO.
                                               ----------------------------
                                                        (Registrant)

                                                By  /s/ Mark A. Shelnitz
                                                  -------------------------
                                                       Mark A. Shelnitz
                                                           Secretary

Dated:  October 26, 2004

                                W. R. GRACE & CO.

                           Current Report on Form 8-K

                                  Exhibit Index

Exhibit No.       Description

    99            Interim Order Pursuant to Sections 105(a), 362(a)(3) and 541
                  of the Bankruptcy Code (A) Limiting Certain Transfers of
                  Equity Securities of the Debtors and (B) Approving Related
                  Notice Procedures